UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Management Network Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

i

Preliminary Copy

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 14, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the “Company”), will be held on June 14, 2013, at 9:00 a.m. local time, at the offices of Bingham McCutchen LLP, 2020 K Street NW, Washington, D.C. 20006, to consider and vote upon the following matters:

1.  The election of two Class I directors and two Class II directors nominated by the Company, each to serve for a term of one year expiring at the 2014 Annual Meeting of Stockholders.

2.  An advisory vote on the compensation of the Company's named executive officers as disclosed in these materials.

3.  An advisory vote on whether the advisory vote on the compensation of the Company's named executive officers should be held every one, two or three years.

4.  The approval of a proposed amendment to the Company’s Certificate of Incorporation, as amended, to reduce the number of authorized shares of preferred stock of the Company.

5.  The approval of proposed amendments to the Company’s Employee Stock Purchase Plan.

6.  The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2013.

7.  The consideration of such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Stockholders of record at the close of business on April 25, 2013, are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

You are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone as provided on the proxy. You may attend the meeting and vote in person even if you have returned a proxy.

By order of the Board of Directors DONALD E. KLUMB President, CEO, and CFO

Overland Park, Kansas
April [  ], 2013

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR TO VOTE PROMPTLY VIA THE INTERNET OR BY TELEPHONE AS PROVIDED ON THE PROXY.

ii

Preliminary Copy

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS
JUNE 14, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or “Board”) of The Management Network Group, Inc. (“we,” “us,” the “Company” or “TMNG”), for use at the Annual Meeting of Stockholders to be held June 14, 2013 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Bingham McCutchen LLP, 2020 K Street NW, Washington, D.C. 20006.

These proxy solicitation materials and our Annual Report to Stockholders for the fiscal year ended December 29, 2012, including financial statements (the “Annual Report”), are expected to be first mailed on or prior to [           ], 2013, to all stockholders entitled to vote at the Annual Meeting.

NOTE REGARDING STREAMLINED DISCLOSURE

The Securities and Exchange Commission (“SEC”) has adopted rules allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the SEC rules, the Company is providing streamlined disclosure in this proxy statement in accordance with those rules. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

RECORD DATE AND SHARE OWNERSHIP

Stockholders of record at the close of business on April 25, 2013 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, [           ] shares of our common stock, $.005 par value per share (“Common Stock”), were outstanding.

REVOCABILITY OF PROXIES

You may revoke your proxy at any time before the Annual Meeting by (a) delivering to the Secretary of the Company prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date or (b) voting via the Internet or by telephone subsequent to the date shown on a previously executed and delivered proxy or the date of a prior Internet or telephone vote. You may also revoke your proxy by attending the Annual Meeting and voting in person. If you only attend the Annual Meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. If your shares are held in “street name” and you wish to vote at the Annual Meeting, you must obtain a proxy form from the institution that holds your shares.

We will pay the cost of soliciting proxies. We expect to reimburse banks, brokerage firms and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners of their shares. Certain of our directors, officers and employees may also solicit proxies, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting, who will determine whether or not a quorum is present.

Quorum

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of stock of the Company issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares voted “FOR,” “AGAINST,” or “WITHHELD FROM,” a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Annual Meeting. Abstentions and broker non-votes are also treated as being present for purposes of determining the presence of a quorum.

Abstentions

You may abstain from voting on any proposal other than the election of directors. With regard to the election of directors, votes may be cast in favor or withheld. Because directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting, with the nominees obtaining the most votes being elected, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to the proposed amendment of the Certificate of Incorporation, as amended (“Certificate of Incorporation”) to reduce the number of authorized shares of preferred stock, $.001 par value per share (“Preferred Stock”), the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the proposed amendment. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, abstentions will have the same effect as a vote against this proposal.

With regard to the other proposals, abstentions are counted in determining the outcome with respect to each proposal that requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon and, therefore, will have the same effect as a vote against (i) the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in these materials, (ii) the approval, on an advisory basis, of any of the options (one year, two years or three years) for the frequency of future advisory votes on the compensation of our named executive officers, (iii) the approval of proposed amendments to the Employee Stock Purchase Plan and (iv) the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

Broker Non-Votes

On certain routine matters, such as the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, if a stockholder that holds its shares through a broker does not provide instructions to that broker on how the stockholder wishes to vote, the broker will be allowed to exercise discretion and vote on behalf of the stockholder. A broker is prohibited, however, from voting on other non-routine matters, including (i) the election of directors, (ii) the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in these materials, (iii) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers, (iv) the amendment of the Certificate of Incorporation to reduce the number of authorized shares of Preferred Stock and (v) the approval of proposed amendments to the Employee Stock Purchase Plan. Broker “non-votes” will occur when a broker does not receive voting instructions from a stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of a stockholder. Because the vote on the amendment to the Certificate of Incorporation is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, broker non-votes will have the same effect as a vote against this proposal. Because there is no minimum vote required for the election of directors, broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Broker non-votes are not counted in determining the number of shares present in person or represented by proxy and entitled to vote thereon with respect to the proposals that require the affirmative vote of a majority of such shares and, therefore, will not affect the outcome of the voting on such proposals.

BOARD RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

•	FOR the election of the persons nominated by the Company as Class I directors and Class II directors;
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in these materials;
•	in favor of holding an advisory vote on the compensation of our named executive officers every “3 YEARS”,
•	FOR the approval of the proposed amendment to our Certificate of Incorporation to reduce the number of authorized shares of Preferred Stock;
•	FOR the approval of the amendments to our Employee Stock Purchase Plan; and
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2013.

If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2013.

This proxy statement and our annual report to stockholders for the year ended December 29, 2012 are available to you at www.proxyvote.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND COMPANY NOMINEES FOR DIRECTOR

The Board of Directors currently consists of six directors. At the 2012 annual meeting of stockholders, the Board of Directors recommended and the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation that eliminated the classified structure of the Board of Directors. Directors who were elected to three-year terms prior to the effectiveness of the amendment will complete their three-year terms. Beginning with the 2012 annual meeting of stockholders, directors whose previous terms are expiring are subject to election for a one-year term expiring at the next annual meeting. Thus, beginning with the 2014 annual meeting, the entire Board of Directors will be elected annually.

Proposal No. 1 is the proposed election of two Class I Directors and two Class II directors nominated by the Company, to serve for a term of one year expiring at the 2014 annual meeting of stockholders. The Nominating and Corporate Governance Committee and the Board of Directors have nominated Robert J. Currey and Micky K. Woo for election as Class I Directors and Donald E. Klumb and Peter H. Woodward for election as Class II Directors.

Messrs. Currey and Woo have each consented to serve on the Board of Directors as a Class I Director and Messrs. Klumb and Woodward have each consented to serve on the Board of Directors as a Class II Director. If Mr. Currey, Mr. Woo, Mr. Klumb or Mr. Woodward becomes unavailable to serve as a director at the time of the Annual Meeting, which is not expected, the Board of Directors will eliminate the Board position effective at the Annual Meeting or the proxy holders will vote the proxies in their discretion for the nominee designated by the Board of Directors to fill the vacancy.

Here is information regarding the Company's nominees for Class I director and Class II director and the directors whose term of office will continue after the Annual Meeting.

Name	Age	Principal Occupation
Company Nominees for Class I Directors
Robert J. Currey(2)(3)	67	Chief Executive Officer, Consolidated Communications, Inc.
Micky K. Woo	59	Senior Strategic Advisor, Self Employed
Company Nominees for Class II Directors
Donald E. Klumb	50	Chief Executive Officer, President and Chief Financial Officer of the Company
Peter H. Woodward(1)(2)	40	President, MHW Capital Management
Continuing Class III Directors
A. Reza Jafari(1)(2)	67	Chairman and Chief Executive Officer, e-Development International, Inc.
Andrew D. Lipman(3)	61	Partner, Bingham McCutchen LLP
(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Corporate Governance Committee

There are no family relationships among any of our directors or executive officers.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

Class I Directors

Robert J. Currey has served as a director since 2003. Mr. Currey has been President and CEO of Consolidated Communications, Inc. (CCI), a provider of communications services, since 2002. From 2000 to 2002, Mr. Currey served as Vice Chairman of RCN Corporation, a CLEC providing telephony, cable and Internet services in high-density markets nationwide. From 1998 to 2000, Mr. Currey served as President and Chief Executive Officer of 21st Century Telecom Group. From 1997 to 1998, Mr. Currey served as Director and Group President of Telecommunications Services of McLeodUSA, which acquired the predecessor of CCI in 1997. Mr. Currey joined the predecessor of CCI in 1990 and served as President through its acquisition in 1997. Mr. Currey holds a bachelor’s degree from Michigan Technical University and an MBA from Eastern Michigan University. Mr. Currey's industry and leadership experience enables him to provide valuable insight to the Board on business strategy and operations.

Micky K. Woo has served as a director of the Company since 1991 and is currently a self-employed Senior Strategic Advisor. Mr. Woo served as a senior executive with the Company from 1991 through June 2012. Mr. Woo served as Executive Chairman of the Company from January 2012 through June 2012, and served as President and Chief Operating Officer from 2007 until January 2012. Prior to joining the Company, Mr. Woo served from 1989 to 1991 as Vice President of Information Systems and Revenue Assurance at Telesphere Communications Inc. From 1987 to 1989, Mr. Woo was the Director of Revenue and Treasury Management at Sprint Corporation and from 1983 to 1987 he served in management at MCI Communications Corporation, including Senior Manager of Receivables Management, Senior Manager of the East Coast Billing Center, and Senior Manager of Revenue Reporting and Analysis. Prior to entering the telecommunications industry, Mr. Woo was a consultant with Price Waterhouse (now PricewaterhouseCoopers). Mr. Woo received his BA in Computer Science and an MA in Accounting from the University of Iowa. Mr. Woo's prior experience as an executive of the Company and his prior business experience enable him to provide valuable guidance to the Board in overseeing the Company's business.

Class II Directors

Donald E. Klumb has served as a director of the Company since April 2013. Mr. Klumb is TMNG Global’s Chief Executive Officer, President and Chief Financial Officer. Mr. Klumb has served as Chief Executive Officer and President since January 2012, has served as Chief Financial Officer since 1999 and served as Vice President from 1999 until January 2012. During his tenure with the Company, he has led the strategy group, the capital markets practice, and various wireless initiatives. As Chief Financial Officer, he led the successful Initial Public Offering of the Company in 1999, followed by a secondary offering one year later. Under his leadership as CFO, TMNG completed several complementary acquisitions that have expanded our geographic and software product presence in both Europe and the United States and have strengthened our technical expertise and penetration into Tier 1 telecom service providers. From 1998 to 1999, Mr. Klumb was a partner at Deloitte & Touche LLP and headed the firm’s Midwest telecommunications and high technology practice. From 1992 to 1998, he was a senior manager with Deloitte & Touche LLP. He has extensive Corporate Finance experience helping many telecom sector clients at Deloitte with M&A advisory, divestiture, consultative and taxation issues. Mr. Klumb holds a Bachelor of Science in Accounting and performed Masters studies through the University of Wisconsin MBA program. Mr. Klumb's extensive experience as an executive of the Company and his familiarity with the Company and its industry enable him to provide valuable guidance to the Board in overseeing the Company's business.

Peter H. Woodward has served as director of the Company since January 2012. Mr. Woodward is the President of MHW Capital Management, a private investment firm that takes concentrated positions in micro-cap turnaround companies, with a focus on the technology sector. From 1996 until he founded MHW Capital Management in 2005, Mr. Woodward was a Managing Director for Regan Fund Management, a hedge fund group specializing in active equity investments in turnaround companies. He began his career as a research analyst at Munn, Bernhard & Associates from 1995 to 1996. Mr. Woodward has served on the board of directors of NewsEdge Corp., Zomax, Inc., and Innodata-Isogen, Inc., and is currently a director of SMF Energy Corp. and Fortress International Group, Inc., and is Chairman of the Board of Directors of Hampshire Group, Inc. Mr. Woodward graduated from Colgate University with a Bachelor of Arts in Economics, and from Columbia University with a Master’s Degree in International Economics. He is a Chartered Financial Analyst. Mr. Woodward’s extensive financial and capital markets expertise and experience enables him to provide valuable guidance to the Board.

DIRECTORS WHOSE TERM WILL CONTINUE BEYOND THE ANNUAL MEETING

A. Reza Jafari has served as a director of the Company since 2009. Since 2008, Mr. Jafari has served as the Chairman and Chief Executive Officer of e-Development International, Inc., an executive advisory and investment group which promotes, facilitates and participates in information and communication technology initiatives via social entrepreneurship in the global markets. Mr. Jafari has spent 30 years in the IT services, competitive telecommunications, media and entertainment and education industries. Mr. Jafari served as the Chairman and Managing Director of NeuStar International, a provider of clearinghouse services to the communications industry, from January 2005 to January 2008. From August 2002 until January 2005, Mr. Jafari was Chairman and Chief Executive Officer of The Omega Partners, an executive advisory group based in Atlanta, Georgia. From January 1990 to July 2002, Mr. Jafari held various senior executive positions at Electronic Data Systems Corporation (EDS), a global information technology services company, including Group President of EDS's Global Communications, Media and Entertainment Industry Group. Mr. Jafari received his MBA in 1976, his Specialist Degree in Education and Innovation (Ed S) in 1980, and his ABD in Instructional Systems Technology in 1981 from Indiana University, Bloomington, Indiana. The Board relies upon Mr. Jafari's 30 years’ experience in the IT services, competitive telecommunications, media and entertainment and education industries in guiding the Company's business strategy.

Andrew D. Lipman has been a director of the Company since 2000. Mr. Lipman is the Senior Partner in the Telecommunications, Media and Technology Group of the law firm of Bingham McCutchen LLP. For ten years, while maintaining his law firm partnership, Mr. Lipman also served as Senior Vice President, Legal and Regulatory Affairs for MFS Communications, a provider of communication services. Mr. Lipman currently sits on the Boards of NuSkin Enterprises, a cosmetics and nutritional supplements marketer; and SUTRON Corporation, a manufacturer of weather and climate measurement systems. Mr. Lipman is a graduate of the University of Rochester (summa cum laude) and Stanford Law School. Mr. Lipman's extensive legal and industry experience enables him to provide valuable insight to the Board regarding the issues confronting the Company and the industries in which the Company operates.

The Board of Directors has determined that Messrs. Currey, Lipman, Jafari and Woodward are independent, as defined in the NASDAQ Stock Market (“NASDAQ”) listing standards.

VOTE REQUIRED AND RECOMMENDATION

The four Company nominees receiving the highest number of affirmative votes in person or represented by proxy and entitled to vote thereon shall be elected as the Class I directors and Class II directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ROBERT J. CURREY AND MICKY K. WOO AS CLASS I DIRECTORS AND DONALD E. KLUMB AND PETER H. WOODWARD AS CLASS II DIRECTORS OF THE COMPANY.

CORPORATE GOVERNANCE

BOARD AND COMMITTEE MEETINGS

The Board of Directors held a total of eleven meetings during the fiscal year ended December 29, 2012. No director attended less than 75% of those meetings and no director attended less than 75% of the aggregate of (1) all Board of Directors meetings and (2) the number of meetings of all committee(s) of the Board of Directors held during fiscal year 2012 for which such director served as a member. At each of the meetings of the Board of Directors held during fiscal year 2012, the independent directors had the opportunity to hold an executive session.

BOARD LEADERSHIP STRUCTURE

The Board regularly considers the appropriate leadership structure for the Company and has concluded that, at this time, the Company and its stockholders are best served by separating the positions of Chief Executive Officer and Chairman of the Board. In June 2012, the Board elected Peter H. Woodward, an independent director, as Chairman of the Board of Directors. The Board of Directors believes that separating the duties of Chairman of the Board from the President and Chief Executive Officer improves the Board’s oversight of management and allows the Chief Executive Officer to focus on managing the Company’s business, while allowing the Chairman to focus on more effectively leading the Board of Directors and supporting Company and management initiatives. All Board committees are comprised of only independent directors. Thus, the independent directors directly oversee critical matters such as the compensation of executive management, the selection and evaluation of Board nominees, the integrity of the Company’s financial statements, and the development of corporate governance programs of the Company.

RISK OVERSIGHT

The Board has delegated to the Audit Committee, consisting solely of independent directors, the responsibility to oversee the assessment and management of the Company's risks, including reviewing management's risk assessment and risk management policies and procedures and steps management has taken to control major risk exposures. The Audit Committee is authorized to identify and discuss with management, the Board of Directors and the independent auditors the material risks faced by the Company's business or which could impact the financial condition or performance of the Company, evaluate how those risks are managed by the Company and the quality and adequacy of the Company's reporting with regard to them. The Company's Compensation Committee, consisting solely of independent directors, is responsible for overseeing the assessment and management of risks relating to the Company's compensation plans and arrangements and reporting to the Audit Committee and the Board. The Board is regularly informed through committee reports regarding the Company's risks, and reviews and discusses such risks in overseeing the Company's business strategy and operations.

COMMITTEES OF THE BOARD

The Board of Directors has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Audit Committee.  The Audit Committee consists of Mr. Currey, Chairman, and Messrs. Jafari and Woodward. The Audit Committee oversees our accounting, auditing and financial reporting policies and practices, among other responsibilities. The Audit Committee has sole authority to engage the independent registered public accounting firm to perform audit services and the sole authority to approve all audit engagement fees of the independent registered public accounting firm. The Board of Directors has affirmatively determined that the members of the Audit Committee are “independent,” as defined in the NASDAQ listing standards and applicable SEC rules. The Board of Directors has determined that Mr. Currey qualifies as an “audit committee financial expert,” as defined by applicable rules of the SEC by virtue of his experience and background, as described above. The Audit Committee held a total of four meetings during fiscal year 2012. The Board of Directors has adopted a formal written charter for the Audit Committee, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

Compensation Committee.  The Compensation Committee consists of Mr. Jafari, Chairman, and Mr. Woodward. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans and the compensation of our executive officers, and approves equity grants, among other responsibilities. The Board of Directors has affirmatively determined that the members of the Compensation Committee are “independent” as defined in the NASDAQ listing standards. The Compensation Committee held eight meetings during fiscal year 2012. The Board of Directors has adopted a formal written charter for the Compensation Committee, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee consists of Mr. Lipman, Chairman, and Mr. Currey. The Board of Directors has affirmatively determined that the members of the Nominating and Corporate Governance Committee are “independent” as defined in the NASDAQ listing standards. The Nominating and Corporate Governance Committee's primary functions are to recommend individuals qualified to serve as directors of the Company; to advise the Board on its composition, procedures and committees; to advise the Board regarding corporate governance and to develop, recommend to the Board and evaluate periodically a set of corporate governance guidelines for the Company; and to oversee the evaluation of the Board. The Board of Directors has adopted a formal written charter for the Nominating and Corporate Governance Committee. A copy of the charter is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

In accordance with the provisions of its charter, the Nominating and Corporate Governance Committee will consider nominations for director made in good faith by stockholders and will not apply different selection criteria to stockholder nominees than the selection criteria for persons nominated by the Committee. The criteria that may be considered by the Company in the selection of new directors may include experience, knowledge, skills, expertise, integrity, analytic ability, independence of mind, understanding of our business and business environment, willingness and ability to devote adequate time and effort to Board responsibilities and diversity (as determined from time to time by the Committee, including diversity of background and experience among directors). The Company does not have a formal policy requiring the consideration of diversity in the nomination of directors. For a description of the procedures for stockholders to make nominations for director, see “Submission of Stockholder Proposals and Nominations.” The Nominating and Corporate Governance Committee held four meetings during fiscal year 2012. The Nominating and Corporate Governance Committee's nominations for director in this proxy statement were discussed and approved by the full Board of Directors.

COMPENSATION COMMITTEE PROCESSES AND PROCEDURES

The Compensation Committee's charter governs its processes and procedures in the determination of executive compensation.

The Compensation Committee has overall responsibility for evaluating and recommending compensation for executive officers and recommending approval of employee benefit plans, policies and programs, and for administering the Company's stock incentive plans. The Compensation Committee does not share this authority with, or delegate this authority to, any other person. The Compensation Committee assists the Board in fulfilling its responsibility to maximize long-term stockholder value by ensuring that officers, directors and employees are compensated in accordance with our compensation philosophy, objectives and policies; competitive practice; and the requirements of applicable laws, rules and regulations.

In fulfilling its responsibilities, the Compensation Committee has direct access to our officers and employees and consults with our CEO/President/CFO, our human resources personnel and other members of senior management as the Chairperson of the Committee deems necessary.

The Compensation Committee reviews executive officer compensation on an annual basis. For each review, the Compensation Committee may consider, and decide the weight it will give to, a number of factors, including the following:

•	competition in the market for executive employees;
•	executive compensation provided by comparable companies;

•	executive officer performance;
•	our financial performance and compensation expenses;
•	the accounting impact of executive compensation decisions;
•	company and individual tax issues;
•	executive officer retention;
•	executive officer health and welfare; and
•	executive officer responsibilities.

In determining the long-term incentive component of our executive compensation, the Compensation Committee may consider a number of factors, including the following:

•	company performance and relative stockholder return;
•	value of similar incentive awards to executives at comparable companies; and
•	awards given our executives in past years.

The Compensation Committee also considers the potential risks to the Company that may result from proposed compensation policies and practices. The Compensation Committee may retain at the Company's expense a compensation consultant to advise the Committee on executive and director compensation practices and trends. The Committee did not engage a compensation consultant with respect to fiscal year 2012.

The Compensation Committee may request that management recommend compensation package components, discuss hiring and retention concerns and personnel requirements, and provide information with respect to such matters as executive, Company and business unit performance; market analysis; benefit plan terms and conditions; financial, accounting and tax considerations; legal requirements; and value of outstanding awards. The Compensation Committee may rely on our CEO and other executives for these purposes.

The Compensation Committee develops the criteria for evaluating our CEO's performance and privately reviews his performance against these criteria on at least an annual basis. Our CEO periodically discusses the performance of other executive officers with the Compensation Committee. The Committee may review human resources and business unit records. The Committee may also discuss with the Audit Committee the executive officers' compliance with our Code of Conduct, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com. The Company intends to disclose any changes in or waivers from its Code of Conduct by posting such information on its website or by filing a Form 8-K with the SEC, as required.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the Board of Directors via e-mail at board@tmng.com. These communications will be monitored by the Chairman of the Board and automatically passed directly to all independent directors. The Company also has a hotline (1-800-771-3980) for investor and employee complaints or notifications.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

The Company has a policy of encouraging its directors to attend the Annual Meeting. All then active directors attended our 2012 annual meeting of stockholders.

NON-EMPLOYEE DIRECTOR COMPENSATION

This section describes the compensation paid to our non-employee directors. Compensation for service as non-employee directors paid to Mr. Nespola, our former Chairman and Chief Executive Officer who served as a director until September 19, 2012, and Mr. Woo, our former Executive Chairman, are included in the Summary Compensation Table under “Executive Compensation” in accordance with SEC rules. This section includes a description of the compensation program for directors for 2012.

Director Compensation Program

For the year ended December 29, 2012, the non-employee directors were paid retainers and meeting fees in accordance with the following current fee schedule:

Type	Amount ($)
Annual Director Retainer	20,000
Annual Audit Committee Chair Retainer	10,000
Annual Compensation Committee Chair Retainer	5,000
Annual Nominating and Corporate Governance Committee Chair Retainer	4,000
Per Meeting Fee for Board of Directors Meetings (in person or telephonic)	500
Per Meeting Fee for Committee Meetings (in person or telephonic)	500

We also reimburse directors for their expenses in attending Board and committee meetings. It is also the policy of the Board of Directors that compensation is not paid for committee meetings that occur in conjunction with Board of Directors meetings.

Non-employee directors have received equity grants from time to time in the past pursuant to our 1998 Equity Incentive Plan. However, no grants were made in 2012.

Beginning in fiscal year 2013, the Chairman of the Board will receive an additional annual retainer of $15,000.

2012 Compensation

The following table provides information regarding the compensation of our non-employee directors in fiscal year 2012.

Director Compensation For Fiscal Year 2012

Name	Total(1)(2) ($)
Robert J. Currey	42,000
A. Reza Jafari	38,000
Andrew D. Lipman	35,650
Roy A. Wilkens	32,350
Peter H. Woodward	27,800
(1)	All non-employee director compensation earned during fiscal year 2012 was paid in cash. There were no grants of stock options or restricted stock to non-employee directors during fiscal year 2012.
(2)	As of December 29, 2012, each non-employee director held the number of stock options identified below (no unvested shares of restricted stock were held by non-employee directors):

Name	Exercisable Stock Options	Unvested Stock Options
Robert J. Currey	17,500	—
A. Reza Jafari	5,625	1,875
Andrew D. Lipman	15,000	—
Roy A. Wilkens	10,000	—

EXECUTIVE OFFICERS

The following is information regarding our executive officers other than Mr. Klumb, whose biography appears in the section titled “Election of Directors — Directors to be Elected at the Annual Meeting.”

James R. Baker, 40, has served as our Chief Technology Officer and Chief Information Officer since June 2010. Mr. Baker is responsible for the Research & Development, Delivery, Support, Pre-sales and Managed Service operations of our Technology Solutions business as well as our global IT organization. He works with our other business units to bring high-value solutions to resolve client problems alongside our global consulting teams and consults on high-profile or technically complex engagements. From 2007 until June 2010, Mr. Baker served as Senior Vice President, Technology Consulting. In 1996, Mr. Baker co-founded Cartesian Ltd., a subsidiary of the Company since 2007, where he held a number of roles, including many years of leading the development, delivery and support units during the early inception of its software business. Prior to founding Cartesian Ltd. and ultimately joining TMNG, Mr. Baker worked as a developer, architect and manager on a number of diverse projects, including email encryption systems, and telecom rating engines. Mr. Baker studied software engineering at the University of Hertfordshire.

Thurston K. Cromwell, 38, has served as General Counsel and Secretary of the Company since 2006. Prior to joining TMNG, he was in private practice with the Kansas City law firm King Hershey, PC. Mr. Cromwell holds an adjunct faculty appointment at the University of Missouri — Kansas City School of Law where he periodically teaches corporate law. Mr. Cromwell received his BA, BJ and JD degrees from the University of Missouri and his MBA from the University of Chicago.

Susan M. Simmons, 42, has served as Senior Vice President and Managing Director of CSMG and CSMG Adventis, two subsidiaries of the Company since January 4, 2010. Previously, Ms. Simmons was a Vice President of CSMG where she has been a consultant and executive since 2001. Ms. Simmons' experience covers a broad range of topics and clients including service providers, equipment/services vendors and large investors. During her tenure she has focused intensively on wireless and broadband services, especially the advanced infrastructure that enables converged offerings for both consumers and business customers. Her projects cover the full range of strategy services, including growth and business transformation, ecosystem development, go to market strategy, business optimization, corporate/board strategy and deal development. Ms. Simmons has also served as an expert witness and is a frequent speaker at industry conferences. Prior to joining CSMG, Ms. Simmons was a senior project manager at Navigant Consulting Inc., covering business strategy, financial analysis, market studies, collaborative facilitation and regulatory support. Ms. Simmons received her Masters of Science in Real Estate from MIT and her BA summa cum laude in Economics with Honors from Boston College.

EXECUTIVE COMPENSATION

As noted above under “Note Regarding Streamlined Disclosure,” SEC rules allow smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under SEC rules, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to the compensation of (i) the Company's Chief Executive Officer, President and Chief Financial Officer, (ii) the Company's two other most highly compensated executive officers during fiscal year 2012, (iii) the Company’s former Executive Chairman and (iv) the Company’s former Chairman of the Board and Chief Executive Officer (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(2) ($)	Total ($)
Donald E. Klumb, CEO, President and CFO(3)	2012	347,115	—	—	—	6,116	353,231
	2011	300,000	—	—	—	6,011	306,011
Susan M. Simmons, Senior Vice President and Managing Director of CSMG	2012	248,077	—	—	110,150	6,116	364,343
	2011	247,116	—	—	243,000	6,011	496,127
James R. Baker, Chief Technology Officer and Chief Information Officer(4)	2012	250,000	60,000	16,950	—	37,806	364,756

Micky K. Woo, Former Executive Chairman(5)	2012	259,495	—	—	—	373,397	632,892
	2011	460,562	—	—	—	6,011	466,573
Richard P. Nespola, Former Chairman of the Board and CEO(6)	2012	59,614	—	—	—	73,359	132,973
	2011	624,250	—	—	—	19,224	643,474
(1)	The 2012 bonus amount for Ms. Simmons was earned during fiscal year 2012 pursuant to an incentive compensation plan based upon performance during fiscal year 2012. $20,000 of the 2012 bonus amount was paid in 2012; the remaining $48,912 was paid in fiscal year 2013. The 2011 bonus amount for Ms. Simmons was earned during fiscal year 2011 pursuant to an incentive compensation plan based upon performance during fiscal year 2011 and paid in fiscal year 2012.
(2)	All Other Compensation for the named executive officers consists of:

Name	Year	Retirement Plan Contributions ($)	STD & LTD ($)	Severance ($)	Vacation Balance Distribution ($)	Personal Use of Automobile ($)	Total ($)
Donald E. Klumb	2012	5,250	866	—	—	—	6,116
	2011	5,145	866	—	—	—	6,011
Susan M. Simmons	2012	5,250	866	—	—	—	6,116
	2011	5,145	866	—	—	—	6,011
James R. Baker(7)	2012	36,940	866	—	—	—	37,806
Micky K. Woo	2012	5,250	433	350,000	17,714	—	373,397
	2011	5,145	866	—	—	—	6,011
Richard P. Nespola	2012	1,263	67	—	72,029	—	73,359
	2011	5,145	866	—	—	13,213	19,224

(3)	Mr. Klumb served as Vice President and Chief Financial Officer during fiscal year 2011. He became President and Chief Executive Officer in January 2012 and has retained the position of Chief Financial Officer.
(4)	The value of the restricted stock award granted to Mr. Baker is based upon the closing market price of the Company's common stock on the grant date. The value shown is consistent with the grant date fair value of the award computed in accordance with FASB ASC 718, and excludes the impact of estimated forfeitures related to service-based vesting conditions. With respect to the Retirement Plan Contributions included in All Other Compensation, the Company made retirement plan contributions denominated in British pounds sterling to the Company's U.K. defined contribution plan on behalf of Mr. Baker in the amount of £20,000 in fiscal year 2012. The payments have been converted to U.S. dollars for purposes of disclosure in the Summary Compensation Table at the average exchange rate for the months in which the contributions were made. Mr. Baker also participates in the 401(k) plan for U.S. employees.
(5)	Mr. Woo served as President and COO until January 8, 2012 and served as Executive Chairman from January 8, 2012 until June 7, 2012. With respect to the amount reflected as salary for fiscal 2012, $11,500 of such amount represents director fees paid to Mr. Woo in fiscal 2012.
(6)	Mr. Nespola served as Chairman of the Board and Chief Executive Officer until January 8, 2012. With respect to the amount reflected as salary for fiscal 2012, $23,600 of such amount represents director fees paid to Mr. Nespola in fiscal 2012.

Narrative to Summary Compensation Table

Employment Agreements.

Donald E. Klumb, President, CEO, and CFO

The Company is a party to an employment agreement with Donald E. Klumb, our President, CEO, and CFO (the “Klumb Employment Agreement”). A copy of the Klumb Employment Agreement was filed as Exhibit 10.20 to our Annual Report on Form 10-K filed with the SEC on March 30, 2012, and is available on the SEC's website (www.sec.gov). In April 2013, the Board extended Mr. Klumb's term of employment under the Employment Agreement until February 3, 2015. The Employment Agreement, dated February 3, 2012, consists of the following components:

•	Base salary of not less than $350,000 per year to be determined by the Board of Directors.
•	Incentive bonus in an amount determined by the Board provided that Mr. Klumb achieves the reasonable performance goals and objectives established by the Board for Mr. Klumb for 2012 as disclosed in the Form 8-K filed with the SEC on February 28, 2012; and eligibility to participate in the Company's bonus pool for executive officers as approved by the Compensation Committee;
•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to the executive officers of the Company;
•	Severance benefits upon a termination by the Company due to disability consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) three months of base salary, and (3) payment or reimbursement of the premium for any COBRA benefits for a period of six months from the date of termination;
•	Severance benefits upon a termination by the Company other than due to death, disability or cause, or upon a constructive termination or change of control, consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) twelve months of base salary payable in one lump sum, and (3) payment or reimbursement of the premium for any COBRA benefits for a period of twelve months from the date of termination.

Susan M. Simmons, Senior Vice President and Managing Director of CSMG

The Company is a party to an employment agreement, managing director bonus plan, and individual sales bonus plan (collectively, the “CSMG Managing Director Agreements”) with Susan Simmons, Senior Vice President and Managing Director of our CSMG unit. A copy of the Employment Agreement was filed as Exhibit 10.2 to our Form 10-Q filed with the SEC on May 17, 2011 and copies of the CSMG Managing Director bonus plans were filed as Exhibit 10.1 to our Form 10-Q filed with the SEC on May 15, 2012, and are available on the SEC's website (www.sec.gov). Ms. Simmons’ employment agreement is dated October 20, 2006, and her two bonus plans were effective for fiscal year 2012. The CSMG Managing Director Agreements consist of the following components:

•	Base salary of $250,000 per year;
•	Eligibility to participate in Company-approved bonus plans, which for fiscal year 2012 constituted:
º	A business unit management bonus of up to $200,000 based upon CSMG’s contribution margin to the Company; and
º	An individual sales bonus based upon individually generated revenue and contribution margin as off-set by base salary;
•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to vice presidents of the Company;
•	Severance benefits upon a termination by the Company without cause or upon a constructive termination, consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) six months of base salary payable over six months, (3) payment of the premium for any COBRA benefits for a period of three months from the date of termination, and (4) accelerated vesting of unvested stock options and unvested restricted stock.

James R. Baker, Chief Technology Officer and Chief Information Officer

The Company is a party to an employment agreement with James R. Baker, our Chief Technology Officer and Chief Information Officer (the “Baker Employment Agreement”). The Baker Employment Agreement consists of the following components:

•	Base salary of $250,000 per year;
•	An annual contribution of £20,000 to Mr. Baker’s U.K. defined contribution plan;
•	Eligibility to participate in Company-approved bonus plans, which for fiscal year 2012 constituted the “2012 Executive Incentive Compensation Plan” described below.
•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to vice presidents of the Company; and
•	Severance benefits upon a termination by the Company without cause or upon a constructive termination, consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) eight months of base salary payable over eight months, and (3) payment of the premium for any COBRA benefits for a period of six months from the date of termination.

The Company is also a party to a Restricted Stock Award dated December 17, 2012 with Mr. Baker relating to restricted stock awards for 7,500 shares. The awards vest based upon Mr. Baker's continuous employment through December 17, 2013. Under the agreement, in the event of a change of control of the Company, all shares subject to the award which have not otherwise vested or been forfeited at such time shall immediately vest upon the involuntary termination of employment of the executive without cause following a change of control or the executive’s voluntary termination of employment for good reason as specified in the agreement following a change of control. In addition, the performance-based restricted stock award granted to Mr. Baker described below under “Change of Control Provisions in Performance-Based Restricted Stock Award Agreements” may vest in connection with a change of control.

Micky K. Woo, former Executive Chairman

The Company was a party to an employment agreement with Micky K. Woo, our former Executive Chairman (the “Woo Employment Agreement”). Mr. Woo retired from employment with the Company on June 30, 2012. A copy of the Woo Employment Agreement was filed as Exhibit 10.21 to the Annual Report on Form 10-K filed with the SEC on March 30, 2012, and is available on the SEC's website (www.sec.gov). The Employment Agreement, dated January 25, 2012, consisted of the following components:

•	Base salary of $460,561.92 per year;
•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to the executive officers of the Company;
•	Severance benefits upon a termination by the Company for any reason on or after September 30, 2012, upon the sale of the Company, or by action of the Board of Directors consisting of: (1) salary and benefits accrued and payable up to the date of termination, (2) lump sum payment of $350,000, and (3) payment of the premium, if any, for COBRA benefits for a period of twelve months from the date of termination or the value of that COBRA premium if coverage not elected.

Richard P. Nespola, former Chairman of the Board and CEO

The Company was a party to an employment agreement with Richard P. Nespola, our former CEO (the “Nespola Employment Agreement”) through January 4, 2012. Effective January 8, 2012, Mr. Nespola was terminated as the Company’s Chairman of the Board and Chief Executive Officer. For a description of Mr. Nespola's claim against the Company relating to the termination of his employment, see “Certain Relationships and Related Transactions — Legal Proceedings Involving a Director”. A copy of the Nespola Employment Agreement was filed as Exhibit 10.19 to our Annual Report on Form 10-K for the fiscal year ended January 3, 2004, filed with the SEC on March 31, 2004, and is available on the SEC's website (www.sec.gov). The Nespola Employment Agreement, dated January 5, 2004, consisted of the following components:

•	Base salary of not less than $567,000 per year to be determined by the Board of Directors;
•	Bonus to be awarded based upon criteria determined and judged by the Compensation Committee, with the annual target bonus being not less than fifty percent (50%) of base salary;
•	Six weeks of vacation per year that could be redeemed in cash if unused;
•	Personal automobile use;
•	Such pension, profit sharing and fringe benefits as the Board of Directors of the Company, from time to time, determined to provide for the key executives of the Company;
•	Health club membership and dues;
•	Executive health benefits for certain examinations not covered by insurance;
•	Estate and financial planning services stipend of up to $10,000 per year;
•	Reimbursement of home office expenses; and
•	Severance benefits upon a termination by the Company other than due to death, disability or cause, or upon a constructive termination, consisting of: (1) lump sum payment of 150% of annual salary and average bonus; (2) continuation of medical and dental insurance for 18 months; (3) purchase of Company-provided vehicle and assignment of such vehicle to CEO; and (4) pro rata portion of annual bonus that was the greater of $283,500 or target bonus for that year, provided that if such actual or constructive termination occurred within 12 months after a change of control of the Company, in addition to providing such severance benefits the Company would pay $500,000 to a charitable organization designated by Mr. Nespola. In the event of termination due to death or disability, Mr. Nespola and his beneficiaries were entitled to accrued benefits, a pro-rated bonus for the then-current year and continuation of fringe benefits for six months.

Change of Control Provisions in Performance-Based Restricted Stock Award Agreements.  The Company is a party to Restricted Stock Award Agreements with the following named executive officers relating to performance-based restricted stock awards for the following number of shares of common stock of the Company: (i) Donald E. Klumb — 200,000 shares, (ii) Susan M. Simmons — 80,000 shares, and (iii) James R. Baker — 70,000 shares. The awards potentially vest based upon Company performance through the first quarter of 2017. Under the agreements, in the event of a change of control of the Company during the performance period, all shares subject to the award which have not otherwise vested at such time shall vest as follows: (i) a number of unvested shares, equal to the aggregate number of shares then vested, shall vest immediately prior to the change of control; and (ii) any remaining unvested shares shall vest in five equal annual installments beginning on the first anniversary of the date of the change of control, provided that the executive remains employed by the Company during the vesting period. In addition, any unvested shares shall immediately vest upon the involuntary termination of employment of the executive without cause following a change of control or the executive’s voluntary termination of employment for good reason as specified in the agreement following a change of control. A copy of the form of Restricted Stock Award Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed by the Company with the SEC on April 10, 2013, and is available on the SEC's website (www.sec.gov).

Retirement Benefits.  The Company’s named executive officers are eligible to participate in the following retirement plans:

a)	Mr. Klumb, Ms. Simmons and Mr. Baker participate in the Company's standard 401(k) plan, which is available to all U.S. Company employees. In fiscal years 2012 and 2011, the Company matched thirty-five percent of the first six percent of deferred salary the employee contributed to the plan (subject to IRS maximums). Material severance terms for named executive officers are outlined above in the descriptions of the Employment Agreements.
b)	Mr. Baker also participates in the defined contribution plan which is available to all of the Company’s U.K. employees.

2012 Executive Incentive Compensation Plan.  On February 12, 2012, the independent members of the Board of Directors, upon the recommendation of the Compensation Committee of the Board, approved an executive incentive compensation plan for fiscal year 2012. The plan established a cash bonus pool for certain members of the Company's management team, including the Company’s named executive officers other than the Executive Chairman, if the Company earned at least $2,750,000 of non-GAAP EBITDA in fiscal year 2012. The calculation of 2012 Non-GAAP EBITDA excluded non-cash charges (e.g., share-based compensation expense) and excluded extraordinary one-time items to the extent later determined to be appropriate by the Compensation Committee. The amount available for payment from the pool was a specified lump sum amount between $450,000 and $890,000 at certain thresholds of 2011 Non-GAAP EBITDA (as reduced by the payout amount) between $2,750,000 and $4,310,000. Under the plan, the distribution of the payout amount, if any, among the Company’s eligible executive management would be determined by the Company’s Compensation Committee and/or independent directors. No amounts were earned or paid out under the plan. A copy of the plan was filed as Exhibit 10.1 to the Form 8-K filed with the SEC on February 28, 2012, and is available on the SEC's website (www.sec.gov).

2011 Executive Incentive Compensation Plan.  On March 10, 2011, the independent members of the Board of Directors upon the recommendation of the Compensation Committee of the Board, approved an executive incentive compensation plan for fiscal year 2011. The plan established a cash bonus pool for the Company’s then-serving principal executive officer, president and chief operating officer, and principal financial officer if the Company earned at least $2,750,000 of non-GAAP EBITDA in fiscal year 2011. The calculation of Non-GAAP EBITDA excluded non-cash charges (e.g., share-based compensation expense) and excluded extraordinary one-time items to the extent later determined to be appropriate by the Compensation Committee. The amount available for payment from the pool was a specified lump sum amount between $450,000 and $890,000 at certain thresholds of 2011 Non-GAAP EBITDA (as reduced by the payout amount) between $2,750,000 and $4,310,000. Under the plan, the distribution of the payout amount, if any, among the Company’s eligible executive management would be determined by the Company’s Compensation Committee and/or independent directors. No amounts were earned or paid out under the plan. A copy of the plan was filed as Exhibit 10.1 to the Form 8-K filed with the SEC on March 16, 2011, and is available on the SEC's website (www.sec.gov).

Outstanding Equity Awards at 2012 Fiscal Year End

The following table provides information regarding outstanding stock options and unvested restricted stock held by each named executive officer as of December 29, 2012.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)
Donald E. Klumb	20,000	12.20	March 1, 2016	—		—
Susan M. Simmons	8,000	11.55	October 13, 2013	—		—
James R. Baker	25,001	8.10	January 2, 2017	7,500	(1)	17,175	(2)
(1)	The 7,500 shares subject to the service-based restricted stock award granted to Mr. Baker vest on December 17, 2013.
(2)	The market value of the restricted stock award is based on the closing market price of our common stock as of December 28, 2012 (the last trading day in the 2012 fiscal year), which was $2.29 per share.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers disclosed in these materials. This proposal, commonly referred to as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation program.

We are asking stockholders to approve the compensation of our named executive officers as disclosed in these materials by adopting the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

We believe that our compensation program, with its balance of short-term incentives (including performance based cash bonus awards) and longer-term incentives (including stock options and restricted stock awards) reward sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read the compensation tables and related narrative disclosure included in the “Corporate Governance — Compensation Committee Processes and Procedures” and “Executive Compensation” sections of this proxy statement for more information regarding our compensation program.

Although this vote is non-binding, the Board of Directors and the Compensation Committee, which is comprised of independent directors, will take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION TABLES AND NARRATIVE DISCUSSION.

PROPOSAL NO. 3

ADVISORY VOTE ON FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires us to submit a non-binding, advisory resolution to stockholders at least every six years to determine whether advisory votes on executive compensation should be held every one, two or three years.

After careful consideration, the Board of Directors has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every three years. The Board of Directors believes that a frequency of every three years for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. Furthermore, the Board of Directors believes that a three-year frequency is most consistent with our approach to compensation for the following reasons:

•	a three-year vote cycle will allow stockholders to better judge our compensation program relative to our long-term performance;
•	a three-year advisory vote cycle provides the Board of Directors sufficient time to carefully consider the results of the advisory vote regarding the compensation of our named executive officers and to design and implement any desired changes to our compensation program in response to the outcome of such vote; and
•	a three-year advisory vote cycle will provide our stockholders sufficient time to evaluate the effectiveness of the short- and long-term components of our compensation program and our performance.

Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board of Directors. Please refer to “Corporate Governance — Communications with the Board of Directors” in this proxy statement for information about communicating with the Board of Directors.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board of Directors’ recommendation. You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:

“RESOLVED, that the option of once every year, two years, or three years, if any, that receives approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the annual meeting and entitled to vote thereon will be approved by the stockholders, on an advisory basis, as the preferred frequency with which the Company is to hold an advisory vote by stockholders to approve the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

The option of one year, two years or three years, if any, that receives the approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be the frequency of the vote on the compensation of our named executive officers that has been approved by stockholders on an advisory basis. Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the Board of Directors and the Compensation Committee will take into the account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF EVERY “3 YEARS” FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE
CERTIFICATE OF INCORPORATION
TO REDUCE THE NUMBER OF
AUTHORIZED SHARES OF PREFERRED STOCK

The Board of Directors has unanimously adopted a resolution approving and recommending to stockholders for their approval an amendment to the Certificate of Incorporation to reduce the number of authorized shares of Preferred Stock from 10,000,000 to 2,000,000 shares. The primary purpose of the proposed amendment is to the reduce the annual franchise taxes that we are required to pay in the state of Delaware.

We are proposing to amend the first paragraph of Article IV of the Certificate of Incorporation to read in its entirety as follows:

This corporation is authorized to issue two classes of stock to be designated Common Stock and Preferred Stock. The total number of shares of Common Stock which this corporation has authority to issue is 20,000,000 with a par value of $0.005 per share. The total number of shares of Preferred Stock which this corporation has authority to issue is 2,000,000 with a par value of $0.001 per share.

Reasons for the Proposed Amendment to the Certificate of Incorporation

The purpose of reducing our authorized Preferred Stock from 10,000,000 shares to 2,000,000 shares is to reduce the franchise taxes that we are required to pay in Delaware, which is based in part on the number of our authorized shares. We estimate that we will initially save approximately $12,000 per year in franchise taxes if the amendment is approved.

Effects of the Proposed Amendment to the Certificate of Incorporation

The rights of stockholders will not be affected by the decrease in the number of authorized shares of Preferred Stock. The approval and adoption of the amendment will not affect in any way the validity of currently outstanding Common Stock certificates and will not require you to surrender or exchange any stock certificates that you currently hold. The general effect of the amendment will be to reduce the amount of authorized shares of Preferred Stock issuable by us, which will reduce our Delaware franchise taxes. There are currently no shares of Preferred Stock outstanding, although 100,000 shares of Preferred Stock have been designated as Series A Junior Participating Preferred Stock and reserved for issuance pursuant to our stockholder rights plan.

The authorized Preferred Stock provides certain anti-takeover and financing benefits to the Company. We do not believe that the decrease in the number of authorized shares of Preferred Stock would substantially dilute these benefits. The Preferred Stock is considered to be “blank check” preferred stock, as to which the Board is empowered to fix the designation, preferences and relative rights without stockholder approval. Blank check preferred stock provides the Board with the flexibility to issue shares to deter hostile takeovers that the Board determines are not in the best interests of the Company and its stockholders. In addition, the Board has the ability to issue Preferred Stock for financial purposes, without the requirement of stockholder approval.

The decrease in the number of authorized shares of Preferred Stock should not materially reduce the Board's ability to use the Preferred Stock for these purposes, because the Company is permitted to issue Preferred Stock in fractions of shares pursuant to Section 155 of the Delaware General Corporation Law, and may also provide greater voting power and dividend and economic rights per share of Preferred Stock relative to the outstanding Common Stock. Given these powers, the Board should be able to obtain essentially the same benefits from 2,000,000 shares as it could from 10,000,000 shares. A detriment to this approach is that most stock exchanges restrict the ability of the Company to make dilutive issuances of shares with greater rights per share than the Common Stock, and consequently any issuance of such shares may adversely affect the trading of the Company's Common Stock.

The decrease in the number of authorized shares of Preferred Stock should not reduce the effectiveness of the Company's stockholders rights plan. The Board previously adopted the stockholder rights plan to preserve for our stockholders the long-term value of the Company in the event of a proposed takeover and to provide a framework in which any appropriate takeover bids could be considered in a deliberate, proper and fully informed manner. As discussed above, the Board has designated 100,000 shares of Preferred Stock as Series A Junior Participating Preferred Stock and reserved the shares for issuance pursuant to the Amended and Restated Rights Agreement, dated July 19, 2010 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent. Under the Rights Agreement, each stock purchase right, when it becomes exercisable, initially entitles the registered holder to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock, and if the Rights Agreement is triggered (i.e. an acquirer and its affiliates and associates collectively beneficially own 15% or more of outstanding shares), each holder of a right is then entitled to acquire Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the purchase price of the right, thereby substantially diluting the acquirer who triggered the Rights Agreement. In the event there are insufficient shares of Common Stock available to fund the dilution upon exercise of the rights, the Company may substitute Preferred Stock for the Common Stock.

Because the Board can use fractions of shares of Preferred Stock (with rights and a value equivalent to a full share of Common Stock) for this purpose, the decrease in the number of authorized shares of Preferred Stock should not reduce the effectiveness of the Rights Agreement.

Vote Required

The affirmative vote of a majority of the shares of Common Stock of the Company entitled to vote thereon is required to approve the proposed amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of Preferred Stock. The effect of an abstention or broker non-vote is the same as that of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL NO. 4 TO AMEND THE CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK.

PROPOSAL NO. 5

APPROVAL OF AMENDMENTS TO
EMPLOYEE STOCK PURCHASE PLAN

Our Board has adopted, subject to the approval of our stockholders, amendments to our Employee Stock Purchase Plan (the “ESPP”) which are summarized below. A copy of the ESPP, as proposed to be amended, is attached as Appendix A to this Proxy Statement. The following description of the material features of the ESPP, as proposed to be amended, is qualified in its entirety by reference to the provisions of the ESPP set forth in Appendix A.

Summary of Proposed Amendments

We are asking the stockholders to approve the following proposed amendments to the ESPP:

•	Extension of ESPP Term. We are proposing to extend the ESPP's term so awards may continue to be granted until June 14, 2023. The ESPP is currently scheduled to expire on June 8, 2014.
•	Increase in Number of Shares Issuable under ESPP. The current ESPP provides that the maximum number of shares of Common Stock that may be issued under the ESPP is 372,209 shares. As of the date of this Proxy Statement, 222,655 shares have been issued under the ESPP and 149,554 shares are available for future issuance under the ESPP. We are proposing to increase the maximum number of shares of Common Stock that may be issued under the ESPP by 250,000 shares to 622,209 shares.

Description of the ESPP, as Proposed to Be Amended

General

The ESPP was adopted by our Board on September 7, 1999 and approved by our stockholders on October 15, 1999. Amendments to the ESPP were approved by our stockholders on June 8, 2009. The purpose of the ESPP is to provide employees of the Company and certain of its subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions.

Eligibility and Enrollment

Eligibility.  Employees of the Company, and any of its subsidiaries which may be designated by the Board from time to time, whose customary employment with the Company or such subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year are eligible to participate in the ESPP. As of December 29, 2012, approximately 208 employees were eligible to participate in the ESPP. It is the intention of the Company to have the ESPP qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the ESPP, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Enrollment.  An eligible employee may enroll in the ESPP at any time before the ESPP has terminated. Participation in the ESPP is voluntary. A participant's enrollment will be effective and payroll deductions will begin on the first day of the next Offering Period (as defined below) on which national stock exchanges are open for trading. A participant's subscription agreement will remain in effect for successive Offering Periods unless the participant withdraws from the ESPP as described in “Withdrawal from the Plan and Termination of Employment” below.

Plan Administration

The ESPP is administered by the Administrator, which may be the Board and/or one or more of its committees of directors determined by the Board (each, a “Committee”). The members of each Committee are directors of the Company and serve at the pleasure of the Board. The Administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all participants in the ESPP.

Amendment, Modification and Termination

Unless earlier terminated by the Board, the ESPP is currently set to expire on June 8, 2014. As proposed to be amended, the ESPP will expire on June 14, 2023, unless earlier terminated by the Board. The Board may terminate or amend the ESPP at any time and for any reason. Except as described in “Changes in Capital or Corporate Structure” below, no termination of the ESPP will affect options previously granted and no amendment to the ESPP will make any change in any option previously granted that would adversely affect the rights of any participant under the ESPP. Notwithstanding the previous sentence, an Offering Period (as described below) may be terminated by the Board on any Exercise Date (as described below) if the Board determines that termination of the Offering Period or the ESPP is in the best interests of the Company and the stockholders. To the extent necessary to comply with Section 423 of the Code, the Company will obtain stockholder approval in such a manner and to such a degree as required.

Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator is entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Administrator determines advisable, such determination to be at the discretion of the Administrator, provided, however, that it must be consistent with the ESPP.

In the event that the Board determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Board may, in its discretion, modify or amend the ESPP without stockholder approval or consent of ESPP participants to reduce or eliminate such accounting consequences. Such modifications or amendments include, but are not limited to, (i) altering the purchase price for any Offering Period including an Offering Period underway at the time of the change in purchase price, (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action, and (iii) allocating shares.

Shares Subject to the Plan

The ESPP currently permits issuance of up to a maximum of 372,209 shares of our Common Stock. As of the date of this Proxy Statement, 222,655 shares of Common Stock have been issued under the ESPP and 149,554 shares are available for future issuance under the ESPP. We are proposing to increase the total number of shares that may be issued under the ESPP by 250,000 shares to 622,209 shares. Under the ESPP, during the past three fiscal years, we have issued an average of approximately 23,000 shares per fiscal year pursuant to the ESPP.

Participants in the ESPP will be granted options to purchase shares of Common Stock from the Company, as is described below in “Purchase of Securities Pursuant to the Plan and Payment for Securities Offered.” A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

On March 27, 2008, we adopted a stockholder rights plan and declared a dividend of one right for each outstanding share of our Common Stock. As a result of the result of the reverse stock split on February 7, 2010, each share of Common Stock has five stock purchase rights. The stockholder rights plan was amended on July 16, 2010. A summary of the preferred stock purchase rights associated with shares of Common Stock is provided in the Company's Registration Statement on Form 8-A/A filed with the SEC on July 19, 2010.

Purchase of Securities Pursuant to the Plan and Payment for Securities Offered

Operation of ESPP.  An Enrollment Date is the first trading day of an Offering Period. Offering Periods are overlapping twenty-four (24) month periods that commence on the first trading day on or after January 1 and June 30 each year. Upon the conclusion of an Offering Period, each participant will automatically re-enroll in the next Offering Period unless the participant withdraws from participation in the ESPP. On each

Enrollment Date, participants will be granted an option to purchase up to a certain number of shares of Common Stock from the Company, exercisable on each Exercise Date during the Offering Period. Within each Offering Period, there will occur several Purchase Periods. A Purchase Period will last approximately six (6) months. For each Purchase Period in which a participant is enrolled, the participant will be entitled to accumulate funds through payroll deductions to purchase a certain number of shares of Common Stock as of the last day of the Purchase Period, also known as the Exercise Date. On the Exercise Date, unless the participant has withdrawn from participation in the ESPP before the Exercise Date, the option granted to the participant on the Enrollment Date will be automatically exercised to purchase a number of shares equal to the amount of accumulated payroll deductions in the participant's account on such Exercise Date divided by the purchase price of the shares of Common Stock. The purchase price will be the lesser of (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date.

Limitation on Number of Options Granted Under the ESPP.  No participant will be granted an option under the ESPP (i) to the extent that, immediately after the grant, such participant (or any other person whose stock would be attributed to such participant pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or any subsidiary or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition to the limitations set forth in the previous sentence, no participant may purchase more than 2,000 shares of Common Stock during each Purchase Period.

Payroll Deductions.  At the time that a participant files his or her subscription agreement, the participant will elect to have payroll deductions made on each pay day during the Offering Period. The payroll deduction may not exceed 15% of the participant's compensation, which includes base salary and commissions but does not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, or other compensation. A participant may increase (but not above 15% of his or her compensation) or decrease the rate of his or her payroll deductions during an Offering Period by completing and filing with the Company's payroll office a new subscription agreement. Notwithstanding the foregoing, to the extent necessary to comply with certain limitations set forth in the ESPP, the Administrator may decrease a participant's payroll deductions to zero percent (0%) at any time during a Purchase Period. If such a decrease in payroll deductions is made, payroll deductions will recommence at the rate provided in the participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless the participant elects to terminate his or her enrollment in the ESPP.

Use of Funds.  All payroll deductions received or held by the Company under the ESPP may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. No interest will accrue on the payroll deductions of a participant.

Withdrawal from Plan and Termination of Employment

Withdrawal.  A participant may withdraw the payroll deductions credited to his or her account and not yet used to exercise his or her option under the ESPP at any time by giving written notice of withdrawal to the Company, subject to certain conditions.

Termination of Employment.  Upon a participant's ceasing to be an employee for any reason, he or she shall be deemed to have elected to withdraw from the ESPP and payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of the participant's death, to the participant’s designated beneficiary, and the participant's option will be automatically terminated.

Nontransferability.  Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in the ESPP) by the participant. Any option granted pursuant to the ESPP may only be exercised by the participant, during the lifetime of the participant.

Changes in Capital or Corporate Structure

Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the ESPP, the maximum number of shares each participant may purchase during each Purchase Period, as well as the price per share and the number of shares of Common Stock covered by each option under the ESPP which has not yet been exercised will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment will be made by the Board, whose determination in that respect will be final, binding and conclusive. Except as expressly provided in the ESPP, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an option.

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will be shortened by setting a new Exercise Date and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Exercise Date will be before the date of the Company's proposed dissolution or liquidation. The Board will notify each participant in writing at least ten (10) business days prior to the new Exercise Date that the previous Exercise Date for the participant's option has been changed to the new Exercise Date and that the participant's option will be exercised automatically on the new Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.

Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress will be shortened by setting a new Exercise Date and any Offering Periods then in progress will end on the new Exercise Date. The new Exercise Date will be before the date of the Company's proposed sale or merger. The Board will notify each participant in writing, at least ten (10) business days prior to the new Exercise Date, that the previous Exercise Date for the participant's option has been changed to the new Exercise Date and that the participant's option will be exercised automatically on the new Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.

Federal Income Tax Consequences

Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the ESPP are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof.

Enrollment or Purchase of Common Stock under the ESPP.  No federal income tax consequences arise at the time of a participant's enrollment in the ESPP or upon the purchase of Common Stock under the ESPP. However, as discussed below, if a participant disposes of Common Stock acquired under the ESPP, the participant will have the federal income tax consequences described below in the year the participant disposes of the stock. Amounts withheld by payroll deduction are subject to federal income tax as though those amounts had been paid in cash.

Early Dispositions.  If a participant disposes of shares of Common Stock purchased under the ESPP within two years after the Enrollment Date for the Offering Period during which the participant purchased the shares or within one year after the transfer of the shares to the participant, the participant will have included in his or her compensation, taxable as ordinary income in the year of such disposition, an amount equal to the difference between (A) the fair market value of the shares on the date of purchase and (B) the price the participant paid for the shares, regardless of the price which the participant received in connection with the disposition of the shares. The amount which is taxable as ordinary income is added to the purchase price and becomes part of the cost basis for those shares for federal income tax purposes. If the disposition of the shares involves a sale or exchange, the participant generally will also realize a short-term capital gain or loss equal to the difference between the participant's cost basis (calculated pursuant to the preceding sentence) and the proceeds from the sale or exchange.

Later Dispositions.  If a participant disposes of shares of Common Stock purchased under the ESPP on a date which is both more than two years after the Enrollment Date for the Offering Period during which the participant purchased the shares and more than one year after the transfer of the shares to the participant, or if the participant dies at any time while owning shares of Common Stock purchased under the ESPP, the participant (or his or her estate) will have included in his or her compensation, taxable as ordinary income in the year of disposition (or death), an amount equal to the lesser of:

•	the excess of the fair market value of the shares on the Enrollment Date for the Offering Period over the purchase price paid by the participant for the shares, or
•	the excess of the fair market value of the shares on the date of disposition (or death) over the purchase price paid by the participant for the shares.

The amount which is taxable as ordinary income is added to the cost basis of those shares for federal income tax purposes. The cost basis is therefore the sum of the purchase price of the shares and the ordinary income recognized from the formula above. If the disposition of the shares involves a sale or exchange, the participant will also realize a long-term capital gain or loss equal to the difference between the participant's cost basis (calculated pursuant to the preceding sentence) and the proceeds from the sale or exchange.

Tax Consequences to Participants Employed by U.S. Employers but Working Abroad.  Participants who work abroad, but who are employed by the Company or a U.S. participating subsidiary, may be taxed in the foreign country they work in, in addition to the U.S. These tax consequences will be different depending upon the laws of each foreign country.

Tax Consequences to the Company.  Neither the Company nor a participating subsidiary is entitled to a tax deduction upon the grant, exercise, purchase or subsequent transfer of shares of Common Stock acquired under the ESPP, provided the participant holds the shares received during the period that is two years from the Enrollment Date for the Offering Period during which the participant purchased the shares and one year from the date the shares are transferred to the participant. If the participant transfers or disposes of the shares before the end of that period, the Company or participating subsidiary is entitled to a tax deduction on its tax return equal to the amount of ordinary income the participant is required to recognize.

Other Information

The closing price of our Common Stock on April 25, 2013 was $[    ] per share.

Equity Compensation Plan Information

The following table provides information as of December 29, 2012 with respect to shares of the Company’s Common Stock that may be issued under the Company’s equity compensation plans:

	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
PLANS APPROVED BY SECURITY HOLDERS
- 1998 Equity Incentive Plan	347,293	$10.60	1,341,403
- ESPP			149,554	(1)
PLANS NOT APPROVED BY SECURITY HOLDERS
- 2000 Supplemental Stock Plan	102,000	$11.44	—

(1)	Shares that may be purchased under the 1999 Employee Stock Purchase Plan, including shares subject to purchase during the current purchase period. Amount does not include 250,000 additional shares proposed to be available for issuance under the ESPP pursuant to the proposed amendments to the ESPP.

Required Vote and Board Recommendation

Approval of the amendments to the ESPP requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5 REGARDING APPROVAL OF AMENDMENTS TO OUR EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 6

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee plans to engage the independent registered public accounting firm of Deloitte & Touche LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 28, 2013. A representative of Deloitte & Touche LLP is expected to be available by telephone at the Annual Meeting and will have the opportunity to make a statement if he or she desires and to respond to appropriate questions.

Deloitte & Touche LLP has audited the Company's financial statements since 1995.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) during fiscal years 2012 and 2011:

	2012	2011
Audit Fees(a)	$478,091	$416,728
All Other Fees(b)	2,000	2,000
Total	$480,091	$418,728
(a)	Fees for audit services in fiscal years 2012 and 2011 consisted of the audit of the Company's annual financial statements included in our annual reports on Form 10-K, reviews of the Company's quarterly financial statements included in our quarterly reports on Form 10-Q, and consents and other services related to SEC matters.
(b)	All other fees are comprised of a subscription to Deloitte & Touche LLP’s on-line research tool.

In considering the nature of the services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the Deloitte Entities and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as well as the rules of the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants.

PRE-APPROVAL POLICY

The charter of the Audit Committee requires pre-approval of non-audit services provided by the Deloitte Entities. In 2005, the Audit Committee adopted a procedure for approval of audit services and non-audit services by the Deloitte Entities whereby management has the authority to approve specified projects anticipated to cost less than $10,000, specified projects between $10,000 and $25,000 are subject to pre-approval by the Chairman of the Audit Committee, and all projects in excess of $25,000 require pre-approval by the full committee. Services which can be pre-approved under this process other than by the full committee are limited to consultation and research specifically relating to: (a) financial accounting and reporting matters; (b) income tax reporting/compliance matters; (c) matters relating to the audit of the Company's 401(k) plan; and (d) required audit services necessary to complete a timely SEC filing (such as the issuance of a consent for registration statements). Pre-approved services must not be prohibited services under the rules of the SEC. All pre-approved services must be reported to the full Audit Committee at the next regularly scheduled meeting. All services performed by the Deloitte Entities during 2012 were pre-approved in accordance with these policies.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon will be required to approve the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2013.

OUR AUDIT COMMITTEE RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013.

REPORT OF THE AUDIT COMMITTEE

In the performance of its oversight function, the Audit Committee has considered and discussed with management and our independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 29, 2012.

In addition, the Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence.

Based upon the reports and discussions described in this report, and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the fiscal year ended December 29, 2012, be included in the Company's Annual Report on Form 10-K for such fiscal year.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The Audit Committee does not determine whether the Company's financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles or fairly present the Company's financial condition, results of operations and cash flows. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent registered public accounting firm and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee's oversight does not assure that management has maintained appropriate internal controls and procedures or appropriate disclosure controls and procedures, that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company's independent registered public accounting firm is in fact “independent.”

The Audit Committee

Robert J. Currey, Chairman
A. Reza Jafari
Peter H. Woodward

This Audit Committee Report is not deemed “soliciting material”
and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms submitted to it during the fiscal year ended December 29, 2012, the Company has determined that all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements during fiscal year 2012. The Company assists its directors and officers in the preparation and filing of reports required under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our directors and executive officers. A copy of the form of Indemnification Agreement was filed as Exhibit 10.2 to our Registration Statement on Form S-1 filed with the SEC on September 20, 1999 and is available on the SEC's website (www.sec.gov).

LEGAL PROCEEDINGS INVOLVING A FORMER DIRECTOR

On January 10, 2012, Richard P. Nespola, our former Chief Executive Officer and former Chairman of the Board and a current member of our Board of Directors, filed an action, Richard P. Nespola v. The Management Network Group, Inc., against us with the American Arbitration Association. In this action, Mr. Nespola claims that we breached his employment agreement and an implied covenant of good faith and fair dealing by: (i) improperly deciding not to renew his employment agreement, and (ii) subsequently deciding to terminate his employment for cause. Further, Mr. Nespola claims we defamed him by publishing to our Board of Directors allegedly false reasons for terminating his employment for cause. Mr. Nespola seeks in excess of $1.6 million in damages plus attorneys’ fees and costs.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company's Common Stock as of April 16, 2013 (including options to purchase Common Stock exercisable within sixty days after such date), by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

	Shares Beneficially Owned
Beneficial Owners	Total Number	Percent
5% Stockholders (excluding executive officers or directors):
Potomac Capital Management, LLC, Potomac Capital Management II, LLC, and Paul J. Solit(1) 825 Third Avenue, 33rd Floor, New York, NY 10022	618,902	7.7%
Mill Road Capital Management LLC(2) 382 Greenwich Avenue, Suite One, Greenwich, CT 06830	589,507	7.3%
Hershey Management I, LLC and Hershey Strategic Capital, LP(3) 888 7th Avenue, 17th Floor, New York, NY 10019	448,000	5.6%
Norman H. & Sandra F. Pessin(4) 708 Third Avenue, Suite 1610 New York, NY 10017	501,583	6.2%
Richard P. Nespola(5) 225 Quimby Lane, Bridgehampton, NY 11932	547,427	6.8%
Executive Officers & Directors:
Micky K. Woo(6) 7300 College Boulevard, Suite 302, Overland Park, KS 66210	412,944	5.1%
Donald E. Klumb(7)	268,666	3.3%
Susan M. Simmons(8)	89,000	1.1%
James R. Baker(9)	102,501	1.3%
Andrew D. Lipman(10)	15,000	*
Robert J. Currey(11)	18,500	*
A. Reza Jafari(12)	7,500	*
Peter H. Woodward	147,213	1.8%
All directors and executive officers as a group (9 persons)(13)	1,121,444	14.0%

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Based on information provided by Potomac Capital Management, LLC and Paul J. Solit, in a Schedule 13G/A filed on February 7, 2013. According to the Schedule 13G/A, Potomac Capital Management, LLC, and Paul J. Solit jointly own 525,744 shares and Paul J. Solit individually owns 93,158 shares.
(2)	Based on information provided by Mill Road Capital Management, LLC in a Schedule 13F filed on February 14, 2013. According to the Schedule 13F, Mill Road Capital Management, LLC owns 589,507 shares.
(3)	Based on information provided by Hershey Management I, LLC and Hershey Strategic Capital, LP in a Schedule 13G filed on February 14, 2012. According to the Schedule 13G, Hershey Strategic Capital, LP beneficially owns 448,000 shares, and as its investment advisor, Hershey Management I, LLC has the voting and dispositive power with respect to all of the 448,000 shares.
(4)	Based on information provided by Norman H. & Sandra F. Pessin in a Schedule 13D/A filed on January 14, 2013. According to the Schedule 13D/A, Norman H. Pessin owns 325,132 shares and Sandra F. Pessin owns 176,451 shares.

(5)	Based upon information provided by Mr. Nespola to the Company in connection with the 2012 annual meeting of stockholders. According to that information, Mr. Nespola disclaims beneficial ownership of 101,315 shares of Common Stock held by the Quimby Lane 2002 Trust, which is an irrevocable grantor trust of which Mr. Nespola's spouse and adult son are the sole beneficiaries.
(6)	Includes 200,000 shares held by Woo 2005 Family Trust, 183,904 shares held by Micky K. Woo Trust, and 14,040 shares held by Growth Unlimited, Inc.
(7)	Includes 20,000 exercisable stock options and 200,000 shares of unvested restricted stock.
(8)	Includes 8,000 exercisable stock options and 80,000 shares of unvested restricted stock.
(9)	Includes 25,001 exercisable stock options and 77,500 shares of unvested restricted stock.
(10)	Includes 15,000 exercisable stock options.
(11)	Includes 17,500 exercisable stock options.
(12)	Includes 7,500 exercisable stock options.
(13)	Includes 99,001 exercisable stock options and 407,500 shares of unvested restricted stock.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

In addition to the requirements under SEC Rule 14a-8 regarding the inclusion of stockholder proposals in the Company's proxy statement and form of proxy relating to an annual meeting of stockholders, our Bylaws establish procedures which stockholders must follow in order to nominate directors or make proposals other than under SEC Rule 14a-8 for consideration at an annual meeting of stockholders. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary of the Company. A copy of our Bylaws was filed as Exhibit 3.3 to our Form 8-K filed with the SEC on June 12, 2012 and is available on the SEC's website (www.sec.gov).

Stockholder Nominees for 2014 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company's Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not more than 150 calendar days and not less than 120 calendar days in advance of the first anniversary date of mailing of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders. However, if the date of the annual meeting has been advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the prior year's meeting date, notice must be delivered and received no earlier than 150 calendar days before such annual meeting and not less than the later of (i) 120 calendar days before such annual meeting or (ii) ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include the information specified in our Bylaws and a written consent of each nominee to serve as a director of the Company if elected. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether a nomination was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that the defective nomination shall be disregarded.

Stockholder Proposals at 2014 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to make a proposal to the stockholders other than pursuant to SEC Rule 14a-8, you must give written notice to the Company's Secretary in accordance with the same procedure specified for nominations of directors, and the notice must provide the information specified in our Bylaws. Any proposal received after the date specified above will be deemed untimely and will not be considered. Under our Bylaws, the proposal will not be considered if the proposal is not in accordance with applicable law and the rules of the SEC. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether any business proposed to be brought before the meeting was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that such proposal shall be disregarded.

Deadline for Including a Stockholder Proposal in the Proxy Statement for the 2014 Annual Meeting of Stockholders.

Proposals that are intended to be presented by stockholders at our 2014 annual meeting of stockholders must be received by us no later than [           ], 2014 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with SEC regulations governing the solicitation of proxies.

ANNUAL REPORT

TMNG's Annual Report to Stockholders, containing financial statements for the fiscal year ended December 29, 2012, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. You must not regard the Annual Report as additional proxy solicitation material.

We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company's annual report on Form 10-K, including the financial statements filed with the Securities and Exchange Commission for the fiscal year ended December 29, 2012.

HOUSEHOLDING

A single copy of our 2012 Annual Report and this proxy statement are being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any stockholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2013 or any future Annual Meeting by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

The Board of Directors

Overland Park, Kansas
April [  ], 2013

APPENDIX A

THE MANAGEMENT NETWORK GROUP, INC.

EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated Effective June 14, 2013)

The following constitute the provisions of The Management Network Group, Inc. Employee Stock Purchase Plan.

1. Purpose and History.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

The Plan was originally established in 1999 with a ten year term. Effective June 8, 2009, the Plan was amended and restated and in connection with such amendment and restatement, the term of the Plan was extended for five years such that the Plan would not expire until June 7, 2014. Effective June 14, 2013, the Plan was amended and restated and in connection with such amendment and restatement, the term of the Plan was extended for ten years from the date of the amendment and restatement, such that the Plan will not expire until June 14, 2023.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the common stock of the Company.

(d) “Company” shall mean The Management Network Group, Inc. and any Designated Subsidiary of the Company.

(e) “Compensation” shall mean all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(f) “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g) “Employee” shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(h) “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(i) “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the market trading day of the date of determination, as reported by the exchange or system on which the Common Stock is then traded or by such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported by such source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(k) “Offering Periods” shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after November 1 and April 30 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(l) “Plan” shall mean this Employee Stock Purchase Plan, as amended.

(m) “Purchase Period” shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(n) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

(o) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(p) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(q) “Trading Day” shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

3. Eligibility.

(a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods.  The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after November 1 and April 30 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option.  On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 2,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date.

9. Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10. Withdrawal.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12. Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 622,209. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration.  The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports.  Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21. Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until June 14, 2023 unless sooner terminated under Section 20 hereof.

24. Automatic Transfer to Low Price Offering Period.  To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

EXHIBIT A

THE MANAGEMENT NETWORK GROUP, INC.

EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)
1.	hereby elects to participate in The Management Network Group, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.
2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 1 to %) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)
3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.
4.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.
5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only).
6.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.
7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
	(First)	(Middle)	(Last)

Relationship

(Address1)

(Address2)
Employee’s Social
Security Number:
Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

EXHIBIT B

The Management Network Group, Inc.

EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of The Management Network Group, Inc. Employee Stock Purchase Plan which began on           ,     (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

PRELIMINARY FORM OF PROXY

tmng global

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BLVD, SUITE 302
OVERLAND PARK, KS 66210

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Robert J. Currey 02 Micky K. Woo 03 Donald E. Klumb 04 Peter H. Woodward

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Approval, on an advisory basis, of the compensation paid to the Company's named executive officers	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3 To approve, on an advisory basis, the option of every "1 year", "2 years" or "3 years" for future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5:

For address change/comments, mark here. ☐
(see reverse for instructions)

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000176207_1 R1.0.0.51160

PRELIMINARY FORM OF PROXY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Shareholder Letter is/are available at www.proxyvote.com .

THE MANAGEMENT NETWORK GROUP, INC.

THE MANAGEMENT NETWORK GROUP, INC.

By signing this proxy, you revoke all prior proxies and appoint Donald E. Klumb and Thurston K. Cromwell, and each of them, with full power of substitution, to vote these shares on the matters proposed and any other matters which may come before the Annual Meeting and all adjournments or postponements.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY YOU. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, FOR ITEMS 2, 4, 5 AND 6 AND FOR THE OPTION OF EVERY "3 YEARS" IN ITEM 3.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000176207_2 R1.0.0.51160